EVERY VOTE IS IMPORTANT

               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.






                  Please detach at perforation before mailing.




PROXY CARD     WEISS, PECK & GREER INVESTMENT MUTUAL FUNDS            PROXY CARD
      WPG CORE BOND FUND, A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST
             JOINT SPECIAL MEETING OF SHAREHOLDERS - APRIL 22, 2005

This proxy is solicited on behalf of the Board of Trustees of the WPG Core Bond Fund, a series of the Weiss, Peck & Greer Funds Trust (the "WPG Fund"), which unanimously recommends that you vote in favor of the proposal set forth on the reverse side. The undersigned hereby appoints Daniel S. Vandevort, William Kelly and Joseph Reardon, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Fund, at the Joint Special Meeting that will be held on April 22, 2005 at 10:00 a.m., Eastern time, at the offices of Robeco USA, L.L.C. ("Robeco USA"), 909 Third Avenue, 31st floor, New York, New York 10022 and any adjournment thereof.


YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 14, 2005.


                          VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                          VOTE VIA FAX:  1-888-796-9932



                                                 Please sign exactly as name(s)
                                            appears  above.  If shares are held
                                            in the name of joint  owners,  each
                                            should   sign.   Attorneys-in-fact,
                                            executors,          administrators,
                                            trustees,  guardians etc. should so
                                            indicate.   If   shareholder  is  a
                                            corporation or partnership,  please
                                            sign   in   full    corporate    or
                                            partnership,  please  sign  in full
                                            corporate  or  partnership  name by
                                            authorized person.

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature of joint owner, if any

                                            ------------------------------------
                                            Date                     15073A_WPG

                             EVERY VOTE IS IMPORTANT

               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.








                  Please detach at perforation before mailing.




PROXY CARD        WEISS, PECK & GREER INVESTMENT MUTUAL FUNDS         PROXY CARD
                            WPG LARGE CAP GROWTH FUND
             JOINT SPECIAL MEETING OF SHAREHOLDERS - APRIL 22, 2005

This proxy is solicited on behalf of the Board of Trustees of the WPG Large Cap Growth Fund (the "WPG Fund"), which unanimously recommends that you vote in favor of the proposal set forth on the reverse side. The undersigned hereby appoints Daniel S. Vandevort, William Kelly and Joseph Reardon, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Fund, at the Joint Special Meeting that will be held on April 22, 2005 at 10:00 a.m., Eastern time, at the offices of Robeco USA, L.L.C. ("Robeco USA"), 909 Third Avenue, 31st floor, New York, New York 10022 and any adjournment thereof.


YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
NOTICE  OF   SPECIAL   MEETING   OF   SHAREHOLDERS   AND  THE   COMBINED
PROSPECTUS/PROXY STATEMENT, DATED MARCH 14, 2005.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                           VOTE VIA FAX:  1-888-796-9932



                                                 Please sign exactly as name(s)
                                            appears  above.  If shares are held
                                            in the name of joint  owners,  each
                                            should   sign.   Attorneys-in-fact,
                                            executors,          administrators,
                                            trustees,  guardians etc. should so
                                            indicate.   If   shareholder  is  a
                                            corporation or partnership,  please
                                            sign   in   full    corporate    or
                                            partnership,  please  sign  in full
                                            corporate  or  partnership  name by
                                            authorized person.

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature of joint owner, if any

                                            ------------------------------------
                                            Date                     15073B_WPG

                             EVERY VOTE IS IMPORTANT

               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.






                  Please detach at perforation before mailing.




PROXY CARD        WEISS, PECK & GREER INVESTMENT MUTUAL FUNDS         PROXY CARD
                                 WPG TUDOR FUND
             JOINT SPECIAL MEETING OF SHAREHOLDERS - APRIL 22, 2005

This proxy is solicited on behalf of the Board of Trustees of the WPG Tudor Fund (the "WPG Fund"), which unanimously recommends that you vote in favor of the proposal set forth on the reverse side. The undersigned hereby appoints Daniel
S. Vandevort, William Kelly and Joseph Reardon, and each of them, proxies for the undersigned, will full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Fund, at the Joint Special Meeting that will be held on April 22, 2005 at 10:00 a.m., Eastern time, at the offices of Robeco USA, L.L.C. ("Robeco USA"), 909 Third Avenue, 31st floor, New York, New York 10022 and any adjournment thereof.


YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS/PROXY STATEMENT, DATED MARCH 14, 2005.


                           VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                           VOTE VIA FAX:  1-888-796-9932



                                                 Please sign exactly as name(s)
                                            appears  above.  If shares are held
                                            in the name of joint  owners,  each
                                            should   sign.   Attorneys-in-fact,
                                            executors,          administrators,
                                            trustees,  guardians etc. should so
                                            indicate.   If   shareholder  is  a
                                            corporation or partnership,  please
                                            sign   in   full    corporate    or
                                            partnership,  please  sign  in full
                                            corporate  or  partnership  name by
                                            authorized person.

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature of joint owner, if any

                                            ------------------------------------
                                            Date                     15073C_WPG

                             EVERY VOTE IS IMPORTANT

               PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
                RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.





                  Please detach at perforation before mailing.





PLEASE MARK YOUR VOTES AS IN THIS SAMPLE.        EXAMPLE: []


1.   To approve an Agreement        FOR            AGAINST            ABSTAIN
     and Plan of                     []              []                  []
     Reorganization by and
     between your WPG Fund and
     The RBB Fund, Inc. (the
     "Acquiring Company") that
     provides for and
     contemplates (i) the
     transfer of all of the
     assets of your WPG Fund
     into a corresponding new
     portfolio (each, a
     "Robeco Investment Fund")
     of the Acquiring Company
     and the assumption of all
     liabilities of your WPG
     Fund by such Robeco
     Investment Fund, in
     exchange for shares of
     such portfolio of equal
     value; and (ii) the
     distribution of the
     corresponding portfolio's
     shares of the Robeco
     Investment Fund of equal
     value to the shareholders
     of the WPG Fund.


                                                                       15073_WPG